Davis Appreciation & Income Fund
A series of Davis Series, Inc. Class/Ticker: A (RPFCX), B (DCSBX), C (DCSCX), Y (DCSYX)	Over 45 Years of Reliable Investing™
SUMMARY PROSPECTUS	May 1, 2014

Before you invest, you may want to review Davis Appreciation & Income Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund at no cost online at http://davisfunds.com/applications_and_prospectuses/, by calling 1-800-279-0279, or by sending an e-mail request to dvsinvestor.services@dsaco.com. The current statutory prospectus and statement of additional information, dated May 1, 2014, as may be further amended or supplemented, and the most recent shareholder report dated December 31, 2013, are incorporated by reference into this summary prospectus and may be obtained, free of charge, in the same manner as the statutory prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

Davis Appreciation & Income Fund’s investment objective is total return through a combination of growth and income.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Davis Funds. More information about these and other discounts is available from your financial professional and in the “How to Choose a Share Class, Class A Shares” section of the Fund’s statutory prospectus on page 41 and in the “Selecting the Appropriate Class of Shares” section of the Fund’s statement of additional information on page 52.

Shareholder Fees (fees paid directly from your investment)	Class A shares	Class B shares	Class C shares	Class Y shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares)	0.50%*	4.00%	1.00%	None
Redemption Fee (as a percentage of total redemption proceeds)	None	None	None	None
*	Only applies if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A shares	Class B shares	Class C shares	Class Y shares
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and/or service (12b-1) Fees	0.19%	1.00%	1.00%	0.00%
Other Expenses	0.19%	0.33%	0.19%	0.20%
Total Annual Operating Expenses	0.93%	1.88%	1.74%	0.75%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	If you sell your shares in:				You would pay the following expenses if you did not redeem your shares
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$565	$757	$965	$1,564	$565	$757	$965	$1,564
Class B shares	591	891	1,216	1,836	191	591	1,016	1,836
Class C shares	277	548	944	2,052	177	548	944	2,052
Class Y shares	77	240	417	930	77	240	417	930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

Davis Selected Advisers, L.P. (“Davis Advisors” or the “Adviser”), the Fund’s investment adviser, uses the Davis Investment Discipline to invest Davis Appreciation & Income Fund’s assets in common stock, convertible securities, preferred stock, and bonds. The Fund may also hold cash. The Fund may invest in large, medium, or small companies without regard to market capitalization and may invest in securities issued by both domestic or foreign companies.

The Fund’s investments in common stock issued by companies across the spectrum of market capitalizations are purchased primarily for their growth potential. Fixed income securities, consisting of both investment grade and high-yield, high-risk debt securities (“junk bonds”), are purchased both for current income and to provide diversification. Convertible securities, which include both preferred stock and bonds, may be “converted” into common stock if the company grows, offer both growth potential, some income, and may provide downside protection. In the current market, Davis Advisors’ portfolio managers expect to continue investing a significant portion of the Fund’s assets in convertible securities.

Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the Fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks companies whose equity securities can be purchased at a discount from Davis Advisors’ estimate of the company’s intrinsic value based upon fundamental analysis of cashflows, assets and liabilities, and other criteria which Davis Advisors deems to be material on a company by company basis. Davis Advisors’ goal is to invest in companies for the long term (ideally five years or longer, although this goal may not be met). Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive, or to raise cash to purchase a more attractive investment opportunity, satisfy net redemptions, or other purposes.

Principal Risks of Investing in Davis Appreciation & Income Fund

You may lose money by investing in Davis Appreciation & Income Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The principal risks of investing in the Fund are:

Stock Market risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines.

Manager risk. Poor security selection or focus on securities in a particular sector, category, or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Common Stock risk. Common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stock is generally subordinate to an issuer’s other securities, including preferred, convertible, and debt securities.

Large-Capitalization Companies risk. Companies with $10 billion or more in market capitalization are considered by the Adviser to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies.

Mid- and Small-Capitalization Companies risk. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Mid- and small-capitalization companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Headline risk. The Fund may invest in a company when the company becomes the center of controversy after receiving adverse media attention concerning its operations, long-term prospects, management or for other reasons. While Davis Advisors researches companies subject to such contingencies, it cannot be correct every time, and the company’s stock may never recover or may become worthless.

Foreign Country risk. Foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States.

Depositary Receipts risk. Depositary receipts, consisting of American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities. Depositary receipts may trade at a discount (or premium) to the underlying security and may be less liquid than the underlying securities listed on an exchange.

Convertible Securities risk. The Fund often invests a substantial portion of its assets in convertible securities. Convertible securities are often lower-quality debt securities.

Preferred Stock risk. Preferred stock is a form of equity security and is generally ranked behind an issuer’s debt securities in claims for dividends and assets of an issuer in a liquidation or bankruptcy. An adverse event may have a negative impact on a company and could result in a decline in the price of its preferred stock.

Bonds and Other Debt Securities risk. Corporations, governments, and other issuers sell bonds and other debt securities to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Bonds and other debt securities generally are subject to credit risk and interest rate risk.

Interest Rate risk. Interest rate increases can cause the price of a debt security to decrease.

Extension and Prepayment risk. Extension risk occurs when borrowers maintain their existing debt obligations until they come due instead of choosing to prepay them. Prepayment risk occurs when borrowers prepay their debt obligations more quickly than usual so that they can refinance at a lower rate. The pace at which borrowers prepay affects the yield and the cash flow to holders of securities and the market value of those securities.

Credit risk. The issuer of a fixed income security (potentially even the U.S. Government) may be unable to make timely payments of interest and principal.

Changes in Debt Rating risk. If a rating agency gives a fixed income security or its issuer a low rating, the value of the security will decline because investors will demand a higher rate of return.

Variable Current Income risk. The income which the Fund pays to investors is not stable.

Overburdened Issuers risk. Issuers of high-yield, high-risk debt securities are unlikely to have a cushion from which to make their payments when their earnings are poor or when the economy in general is in decline.

Priority risk. Issuers of high-yield, high-risk debt securities are likely to have a substantial amount of other debt which will be senior to the high-yield, high-risk debt securities. An issuer must be current on its senior obligations before it can pay bondholders.

Difficult to Resell risk. Many investors simply do not want high-yield, high-risk debt securities, and others are prohibited from buying them.

Fees and Expenses risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return which a shareholder may earn by investing in a fund, even when a fund has favorable performance. A low return environment, or a bear market, increases the risk that a shareholder may lose money.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance Results

The bar chart below provides some indication of the risks of investing in Davis Appreciation & Income Fund by showing how the Fund’s investment results have varied from year to year. The following table shows how the Fund’s average annual total returns for the periods indicated compare with those of the S&P 500® Index, a broad based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.davisfunds.com or by calling 1-800-279-0279.

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Calendar year total returns for Class A shares for the years ended December 31

(Sales loads are not reflected in the bar chart and, if these amounts were reflected, returns would be less than those shown)

Highest/Lowest quarterly results during this time period were

Highest             23.58% for the quarter ended September 30, 2009

Lowest              (28.75)% for the quarter ended December 31, 2008

Total return for the three months ended March 31, 2014 (not annualized) was 4.17%.

Average Annual Total Returns for the periods ended December 31, 2013 (with maximum sales charge)

	Past 1 Year	Past 5 Years	Past 10 Years
Class A shares return before taxes	22.34%	17.20%	6.15%
Class A shares return after taxes on distributions	21.96%	16.81%	5.43%
Class A shares return after taxes on distributions and sale of fund shares	12.89%	13.93%	4.83%
Class B shares return before taxes	23.26%	17.05%	6.01%
Class C shares return before taxes	26.40%	17.38%	5.79%
Class Y shares return before taxes	28.70%	18.60%	6.92%
S&P 500 Index reflects no deduction for fees, expenses, or taxes	32.39%	17.94%	7.41%

30-Day SEC Yield, Class A Shares as of December 31, 2013: 1.03%

You can obtain the Fund’s most recent 30-day SEC Yield by calling Investor Services toll-free at 1-800-279-0279, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.

Davis Advisors 2949 East Elvira Road, Suite 101 Tucson, AZ 85756 800-279-0279 davisfunds.com

Management

Investment Adviser

Davis Selected Advisers, L.P., serves as the Fund’s investment adviser.

Sub-Adviser

Davis Selected Advisers-NY, Inc., a wholly owned subsidiary of the Adviser, serves as the Fund’s sub-adviser.

Portfolio Managers

	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Andrew Davis	Since February 1993	President, Davis Selected Advisers, L.P.
Keith Sabol	Since September 2005	Vice President, Davis Selected Advisers-NY, Inc.

Purchase and Sale of Fund Shares

Class B Shares are no longer offered for new purchases. New Class B share account applications will be returned and any investments for existing Class B share accounts will be made in Class A shares of Davis Government Money Market Fund. Investors may continue to exchange Class B Shares of other Davis Funds for Class B Shares of Davis Appreciation & Income Fund and to exchange Davis Appreciation & Income Fund Class B Shares for Class B Shares of other Davis Funds.

	Class A and C shares	Class Y shares
Minimum Initial Investment	$1,000	$5,000,000
Minimum Additional Investment	25	25

You may sell (redeem) shares each day the New York Stock Exchange is open. Your transaction may be placed through your dealer or financial adviser, by writing to Davis Funds c/o State Street Bank and Trust Company, P.O. Box 8406, Boston, MA 02266-8406, telephoning 1-800-279-0279 or accessing Davis Funds’ website (www.davisfunds.com).

Tax Information

If the Fund earns income or realizes capital gains, it intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains by federal, state and local authorities.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Davis Appreciation & Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Company Act File No. 811-2679